EXHIBIT 23.1

                        Consent of Independent Auditors





We consent to the incorporation by reference in the Registration Statements (Form S-8, Nos. 33-37434, 33-56883 and 333-57789) of The Reader's Digest
Association, Inc. of our report dated January 25, 1999, with respect to the financial statements of Books Are Fun, Ltd. included in this Current Report on Form 8-K of The Reader's Digest Association, Inc. dated October 7, 1999.



                                                               Ernst & Young LLP

Des Moines, Iowa
October 6, 1999